                                                                   EXHIBIT 3.119

STATE OF NEW YORK    }SS:
DEPARTMENT OF STATE

I hereby certify, that the Certificate of Incorporation of U-HAUL CO. OF NEW YORK, INC. was filed on 03/17/1970, under the name of U-HAUL OF NORTHEASTERN N.
Y. INC., with perpetual duration, and that a diligent examination has been made of the Corporate index for documents filed with this Department for a certificate, order, or record of a dissolution, and upon such examination, no such certificate, order or record has been found, and that so far as indicated by the records of this Department, such corporation is a subsisting corporation.

A Certificate of Amendment U-HAUL OF NORTHEASTERN N. Y. INC., changing its name to AMERCO MARKETING CO. OF NORTHEASTERN N.Y. INC., was filed 10/14/1970.

A Certificate of Amendment AMERCO MARKETING CO. OF NORTHEASTERN N. Y. INC., changing its name to U-HAUL CO. OF NORTHEASTERN NEW YORK, INC., was filed 03/14/1973.

A Certificate of Amendment U-HAUL CO. OF NORTHEASTERN NEW YORK, INC., changing its name to U-HAUL CO. OF NEW YORK, INC. , was filed 01/31/1991.

                                          ***

                                          Witness my hand and the official seal
                                          of the Department of State at the City
                                          of Albany, this 08th day of June
                                          two thousand and one.

                                          [ILLEGIBLE]

                                          Special Deputy Secretary of State

[ILLEGIBLE] Y.S DEPARTMENT OF STATE                   162 WASHINGTON AVENUE
[ILLEGIBLE] OF CORPORATIONS AND STATE RECORDS              ALBANY, NY 12231

                                 FILING RECEIPT

CORPORATION NAME: U-HAUL CO. OF NEW YORK, INC.

DOCUMENT TYPE   : AMENDMENT (DOM. BUSINESS)                         COUNTY: SCHE
                  NAME

SERVICE COMPANY : ** NO SERVICE COMPANY **

FILED: 01/31/91  DURATION: *********   CASH : 910131000454 FILM : 91013100039

ADDRESS FOR PROCESS

REGISTERED AGENT

FILER                            FEES      60.00  PAYMENTS               60.0[ILLEGIBLE]
-----                            ----             --------
U-HAUL INTERNATIONAL, INC.     FILING  :   60.00  CASH  :                 0.0[ILLEGIBLE]
2721 N. CENTRAL AVE.           TAX     :    0.00  CHECK :                60.0[ILLEGIBLE]
%JOHN A. LORENTZ/LEGAL DEPT.   CERT    :    0.00  BILLED:                 0.0[ILLEGIBLE]
PHOENIX, NY 85004              COPIES  :    0.00
                               HANDLING:    0.00
                                                  REFUND:                 0.00[ILLEGIBLE]
                                                  -------

[ILLEGIBLE] - 1025 (11/89)

        CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

                under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

     (1) The name of the corporation is U-Haul Co. of Northeastern N.Y. Inc. and the present name is U-Haul Co. of Northeastern New York, Inc.

     (2) The certificate of incorporation was filed by the department of state on the 17th day of March 1970.

     (3) The certificate of incorporation of this corporation is hereby amended to effect the following change.

     The certificate of incorporation is amended to change the name of the corporation. Paragraph I of the certificate of incorporation is amended to read as follows: 1. The name of the corporation is: U-HAUL CO. OF NEW YORK, INC.

          The board of directors of U-Haul Co. of New York, Inc. authorized this amendment on November 14, 1990.

          The sole shareholder of U-Haul Co. of New York, Inc. authorized this amendment following the meeting of the Board of Directors dated November 14, 1990.

IN WITNESS WHEREOF, this certificate has been subscribed this 14th day of November 1990 by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.

Type name                   Capacity in which signed              Signature
---------                   ------------------------       ---------------------
John A. Lorentz                 President                        [ILLEGIBLE]
Gary V. Klinefelter             Secretary                    Gary V. Klinefelter

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF

                under Section 805 of the Business Corporation Law

                              Filed By: U-Haul International Inc.

                              Address : 2721, N. Central Ave.
                                        Phoenix, Arizona

                              Att:  John A. Lorentz
                                    D/o Legal Dept.

              STATE OF NEW YORK ------------- DEPARTMENT OF STATE
                   DIVISION OF CORPORATIONS AND STATE RECORDS
                                     ALBANY                                  ams
================================================================================
                               FILING RECEIPT - MISC.
================================================================================
      TYPE OF CERTIFICATE
Amendment
--------------------------------------------------------------------------------
        CORPORATION NAME                                   DATE FILED

AMERCO MARKETING CO. OF NORTHEASTERN
NEW YORK INC.                                                     March 14, 1973
--------------------------------------------------------------------------------
                                                           FILM No.
47 Schenectady                                                         A 56640-4
--------------------------------------------------------------------------------
LOCATION OF PRIN. OFFICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Changing name - U-HAUL CO. OF NORTHEASTERN NEW YOUR, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FILER AND ADDRESS               AMERCO
                                2727 N. Central Ave.
                                Phoenix, Arizona 85004
--------------------------------------------------------------------------------
6 DOLLAR FEE TO COUNTY
--------------------------------------------------------------------------------
  FEES AND OR TAX PAID AS FOLLOWS :
--------------------------------------------------------------------------------
[X] CHK. [ ] M.O. [ ] CASH             $ 30.00
--------------------------------------------------------------------------------

$  30.00        FILING
$               TAX
$               CERTIFIED COPY
$               CERTIFICATE                 TOTAL  $ 30.00
                                        REFUND OF  $           TO FOLLOW

                                      JOHN P. LOMENZO
                                      SECRETARY OF STATE

          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                       OF

               AMERCO MARKETING CO. OF NORTHEASTERN NEW YORK, INC.

               Under Section 805 of the Business Corporation Law

1. The present name of this corporation is AMERCO MARKETING CO. OF NORTHEASTERN NEW YORK, INC. and the name under which it was formed is U-HAUL CO. OF NORTHEASTERN NEW YORK, INC.

2. The date the Certificate of Incorporation was filed by the Department of State was March 17, 1970.

3. That the First Article of the Certificate of Incorporation be, and hereby is, amended to read as follows:

                                   ARTICLE I

          "That the name of the corporation is U-HAUL CO. OF NORTHEASTERN NEW YORK, INC."


4. That the foregoing amendment has been authorized by vote of a majority of the outstanding shares of stock of this corporation at a special meeting held on February 21, 1973, and by a resolution of the Board of Directors of this corporation adopted February 21, 1973.

     IN WITNESS WHEREOF, the undersigned officers of this corporation have set their hands and the official seal or this corporation, thereunto duly authorized, this [ILLEGIBLE] day of [ILLEGIBLE], 1973.

                                                               [ILLEGIBLE]
                                                           ---------------------
                                                                President

(Corporate Seal)

    [ILLEGIBLE]
---------------------
     Secretary

     The following is a true copy of resolution duly adopted by the Board of Directors of U-HAUL CO. INC., a New York corporation, at a meeting of the said board at Holbrook, L.I., New York on February 21, 1973.

     "Whereas, there has been proposed the formation of a corporation pursuant to the laws of the State of New York under the name of U-HAUL CO. OF NORTHEASTERN NEW YORK, INC. and the Secretary of State has requested the expression of an opinion of this board concerning the similarity of the proposed name to that of this corporation.

     "Now, therefore, be it resolved that in the opinion of this board the above-mentioned proposed name does not so nearly resemble that of this corporation as to tend to confuse or deceive and it consents to the use of such a name."

                                                              /s/ [ILLEGIBLE]
                                                           ---------------------
                                                                 President

(Seal of the corporation)

                                                              /s/ [ILLEGIBLE]
                                                           ---------------------
                                                                 Secretary

STATE OF NEW YORK       )
                        ) ss.
COUNTY OF ------------- )

     ---------------, being duly sworn deposes and says, that he is the President of AMERCO MARKETING CO. OF NORTHEASTERN NEW YORK, INC., the corporation named in and described in the foregoing certificate. That he has read the foregoing certificate and knows the contents thereof, and that the name is true of this person's own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to these matters he believes to be true.

                                                              /s/ [ILLEGIBLE]
                                                           ---------------------
                                                                 President

SWORN to me before this ---------- day of ------------, 1973.

                                                              (Notarial Seal)

  /s/ [ILLEGIBLE]
---------------------
  Notary Public

          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                       OF

                        U-HAUL OF NORTHEASTERN N.Y. INC.

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

1. The present name of this corporation, and the name under which it was formed is "U-HAUL OF NORTHEASTERN N.T. INC."

2. The date of Certificate of Incorporation was filed by the Department of State was March 17, 1970.

3. That the First Article of the Certificate of Incorporation be, and hereby is, amended to read as follows:

          "The name of the corporation in AMERCO MARKETING CO. OF NORTHEASTERN N.Y. INC."

4. That the foregoing, amendment has been authorized by vote of a majority of the holders of the outstanding shares of stock of this corporation at a special meeting held on August 12, 1970 and by a resolution of the Board of Directors of this corporation adopted August 12, 1970.

     IN WITNESS WHEREOF, the undersigned officers of this corporation have set their hands and the official seal of this corporation, thereunto duly authorized, this 19th day of September, 1970.

(SEAL)

                                                        /s/ Jack Oot
                                                        ------------------------
                                                          Jack Oot, President

ATTEST:

/s/ Marion D. Oot
----------------------------
  Marion D. Oot, Secretary

STATE OF NEW YORK    )
                     )ss.
COUNTY OF SCHENECTADY)

     Jack Oot, being duly sworn deposes and says, that he in the President of AMERCO MARKETING CO. OF NORTHEASTERN N.Y. INC., formerly U-HAUL OF NORTHEASTERN N.Y. INC., the corporation named in and described in the foregoing certificate. That he has read the foregoing certificate and knows the contents thereof, and that the same is true of his own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters he believes it to be true.

                                                               /s/ Jack Oot
                                                           ---------------------
                                                                 Jack Oot

Sworn to before me this 19 day of
September, 1970.

   [ILLEGIBLE]
------------------
  Notary Public

ADDRESS FOR SERVICE OF PROCESS
THE CORPORATION TRUST COMPANY        277 PARK AVE., NEW YORK, NY 10017

        STATE OF NEW YORK                       DEPARTMENT OF STATE
                   DIVISION OF CORPORATIONS AND STATE RECORDS

                                 FILING RECEIPT

  TYPE OF CERTIFICATE
Incorporation (Business)                            R

        CORPORATION NAME                        DATE FILED
U-HAUL OF NORTHEASTERN N.Y. INC.                 3/17/70

DURATION & CO. CODE                             FILM NO.
        P 47                                    821581-5

NO. AND KIND OF SHARES
  2,500 pv $10.

LOCATION OF PRIN. OFFICE                        COMMENT
GLENVILLE, SCHENECTADY CO.                         ON RES.

ADDRESS FOR SERVICE OF PROCESS
THE CORPORATION TRUST COMPANY, 277, PARK AVE., NEW YORK, NY 10017

REGISTERED AGENT, IF ANY
R.A. - THE CORPORATION TRUST COMPANY, 277 PARK AVE., NY, NY 10017

FILER AND ADDRESS
         RICHARD KOPS
         110 LINCON AVE.
         HOLBROOK, NY 117101

6 DOLLAR FEE TO COUNTY
  FEES AND/OR TAX PAID AS FOLLOWS:
[X] CHK.    [ ] M.O.       [ ] CASH            $ 72.50

$     50 FILING
$  12.50 TAX
$        CERTIFIED COPY
$        CERTIFICATE                TOTAL      $ 62.50
                                    REFUND OF  $ 10.00 TO FOLLOW

                                    JOHN P. LOMENZO
                                    SECRETARY OF STATE

                         CERTIFICATE OF INCORPORATION OF

                        U-HAUL OF NORTHEASTERN N.Y. INC.

                under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

         (1) The name of the proposed corporation is U-Haul of Northeastern N.Y. Inc.

         (2) The purpose or purposes for which this corporation is formed, are as follows, to wit:

                  To rent and lease to the general public trailers, semi-trailers, trucks, passenger automobile and other equipment, cools, machinery, vehicles and property of any and every kind and [ILLEGIBLE], and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this Corporation; and to do or carry out all acts or activities and exercise all lawful corporate powers necessary or proper to accomplish any of the foregoing purposes.

         The corporation, in furtherance of its corporate purposes above set forth, shall have all of the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute of the State of New York.

         (5) The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is C/O THE CORPORATION TRUST COMPANY, 277 PARK AVENUE, NEW YORK, NEW YORK 10017.

         (6) The Corporation Trust Company, whose address is 277 Park Avenue, New York, New York 10017, is the registered agent of the corporation and said registered corporation may be served.

         The undersigned incorporator, or each of them if there are more than one, is of the age of twenty-one years or over.

IN WITNESS WHEREOF, this certificate has been subscribed this 11th day of March 1970 by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.

Kenneth K. Shivers
----------------------------------------------          ------------------------
Type name of incorporator                                     Signature

92 Any Drive, Sayville, New York 11732
----------------------------------------------
              Address
----------------------------------------------          ------------------------
          Type name of incorporator                             Signature

----------------------------------------------          ------------------------
              Address

----------------------------------------------          ------------------------
          Type name of incorporator                           Signature

----------------------------------------------          ------------------------
              Address

         (3)      The office of the corporation is to be located in the Town
                  (city) (town) (incorporated village) of Glenville County of Schenectady State of New York.

         (4) The aggregate number of shares which the corporation shall have the authority to issue is TWO THOUSAND FIVE HUNDRED (2,500) Shares of common stock of a par value of ten dollars ($10.00) per share.

                          CERTIFICATE OF INCORPORATION
                                       OF
                        U-HAUL OF NORTHEASTERN N. Y. INC.
               under Section 402 of the Business Corporation Law

                                   Filed By:

                                                  Richard Kops, Esq.
                                                  Office and Post Office Address
                                                  1110 Lincoln Avenue
                                                  Holbrook, New York 11741